                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2001


                                  TICKETMASTER
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-25041                      95-4546874
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File               (IRS Employer
     of Incorporation)               Number)                 Identification No.)


       3701 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA                 90010
       ------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (213) 381-2000

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

          On January 31, 2001, the Registrant issued a press release announcing the closing of its previously announced combination with Ticketmaster Corporation. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated in this Report as if fully set forth herein.

ITEM 5.   OTHER EVENTS.

          As contemplated in the Contribution Agreement, dated as of November 20, 2000, by and between the Registrant and USA Networks, Inc. and relating to the combination described under Item 2 above, USA Networks has provided the Registrant with a $25 million unsecured short-term line of credit. A complete copy of the Credit Line Loan Agreement, dated as of January 31, 2001, is set forth in Exhibit 99.2 hereto and is incorporated in this Report as if fully set forth herein.

          In addition, USA Networks has exercised its option under the Contribution Agreement to purchase TMC Realty, L.L.C. from the Registrant in exchange for the assumption of all of the liabilities of TMC Realty and promotional services equal in value to the amount, if any, by which $28.8 million exceeds the liabilities assumed by USA Networks. The Contribution Agreement was previously filed as an exhibit to the Registrant's Definitive Information Statement filed on January 11, 2001 pursuant to Regulation 14(c) of the Exchange Act and is hereby incorporated in this Report as if fully set forth herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The Consolidated Financial Statements of Ticketmaster Group, Inc. and Subsidiaries previously filed as an exhibit to the Registrant's Definitive Information Statement filed on January 11, 2001 pursuant to Regulation 14(c) of the Exchange Act are hereby incorporated in this Report as if fully set forth herein.

(b) PRO FORMA FINANCIAL INFORMATION. The information required by this Item will be filed as soon as practicable after the date of this Report by an amendment to this Report.

(c)       EXHIBITS.

EXHIBIT NO.                                   DESCRIPTION
-----------                                   -----------
99.1                         Press Release dated January 31, 2001.

99.2                         Credit Line Loan Agreement, dated as of January 31, 2001, between the
                             Registrant and USA Networks, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 31, 2001                TICKETMASTER



                                       By: /s/ JOHN PLEASANTS
                                           -------------------------------------
                                           John Pleasants
                                           Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NO.                                   DESCRIPTION
-----------                                   -----------
99.1                         Press Release dated January 31, 2001.

99.2                         Credit Line Loan Agreement, dated as of January 31, 2001, between the
                             Registrant and USA Networks, Inc.